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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              ---------------------

                                 Date of Report
                        (Date of earliest event reported)

                                  March 7, 2002

                                  THE GAP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    1-7562                   94-1697231
---------------------------    ------------------------     --------------------
   (State of incorporation)    (Commission File Number)       (IRS Employer
                                                            Identification No.)


                    Two Folsom Street
                San Francisco, California                           94105
--------------------------------------------------------     -------------------
        (Address of principal executive offices)                  (Zip Code)


                                 (650) 952-4400
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                         (Registrant's telephone number,
                              including area code)

                                       N/A
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         (Former name or former address, if changed since last report)



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Item 5. Other Events.

        On March 7, 2002, The Gap, Inc. (the "Company") issued a press release announcing the closing of its sale of convertible notes of the Company pursuant to a private placement under Rule 144A and Regulation S. A copy of this press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

99.1    Press Release dated March 7, 2002






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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE GAP, INC.
                                  (Registrant)

Date:  March 7, 2002               By:   /s/ Heidi Kunz
                                         ---------------------------------------
                                         Heidi Kunz
                                         Executive Vice President and
                                         Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                     Description

    99.1                 Press Release dated March 7, 2002